SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                           The Securities Act of 1934



Date of Report (Date of earliest event reported):  December 20, 1999
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                               CENTURA BANKS, INC.
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               (Exact name of registrant as specified in charter)


North Carolina                      1-10646                   56-1688522
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
(State of Incorporation)  Commission File Number)  (IRS Employer Identification No.)


134 North Church Street, Rocky Mount, North Carolina             27804
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(Address of principal executive office)                        (Zip code)


Registrant's telephone number, including area code:          (252) 454-4400
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                                   N/A
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          (Former name or former address, if changed since last report)









Exhibit Index on Page 4.

Item 4.  Change in Registrant's Certifying Accountant

As a result of the pending merger between Centura Banks, Inc. ("Centura") and Triangle Bancorp, Inc., ("Triangle") and the corresponding appointment of Triangle's CEO, Michael S. Patterson, as Chairman of the combined company, management has decided to retain PricewaterhouseCoopers LLP ("PWC") as its independent public accountants. PWC has served as the independent public accountants for Triangle since Triangle was formed in 1988. On December 15, 1999, the Audit Committee of the Board of Directors approved this recommendation and formally elected to (i) engage PWC as the independent accountants for Centura and (ii) dismiss KPMG LLP ("KPMG") as such independent accountants. Centura's 1999 audited financial statements will be opined upon by KPMG. PWC will become Centura's independent accountants upon the completion of the 1999 audit and issuance of the related financial statements.

During the two most recent fiscal years ended December 31, 1998 and the subsequent interim period through December 22, 1999, (i) the financial statements of Centura did not contain an adverse opinion or a disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope, or accounting principles, and (ii) there were no disagreements with KPMG on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to its satisfaction would have caused it to make reference in connection with its report to the subject matter of the disagreement.

Centura has provided KPMG with a copy of this Report, and has requested that KPMG furnish Centura with a letter addressed to the Commission stating whether it agrees with the statements made by Centura. Such letter is attached as an exhibit.


Item 7.  Financial Statements and Exhibits.
The exhibit listed in the Exhibit Index is filed herewith as part of this Current Report on Form 8-K.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                                     CENTURA BANKS, INC.
                                                     Registrant


Date: December 22, 1999                         By:  /s/ Steven Goldstein
                                                     Steven Goldstein
                                                     Chief Financial Officer

                                  EXHIBIT INDEX

                                                                  Sequential
                                                                     Page
Exhibit               Description of Exhibit                        Number
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99                    Letter from KPMG addressed to the                5
                      Commission

Exhibit 99

KPMG
150 Fayetteville Street Mall
Suite 1200
Post Office Box 29543
Raleigh, NC 27626-0543

December 22, 1999

Securities and Exchange Commission
Washington, DC 20549

Ladies and Gentlemen:

We were previously principal accountants for Centura Banks, Inc. and subsidiaries ("Centura") and, under the date of January 11, 1999, we reported on the consolidated financial statements of Centura as of and for the years ended December 31, 1998 and 1997. On December 20, 1999, we were notified that Centura has selected PricewaterhouseCoopers LLP as its independent public accountants for the year 2000 and that upon completion of the audit of the 1999 financial statements our services as Centura's independent accountants will no longer be required. We had read Centura's statements included under Item 4 of its Form 8-K dated December 20, 1999 and we agree with such statements, except that we are not in a position to agree or disagree with (1) Centura's stated reason for changing principal accountants, (2) the statement that PricewaterhouseCoopers LLP ("PWC") has served as the independent public accountants for Triangle Bancorp, Inc. ("Triangle") since Triangle was formed in 1988, (3) the statement that the Audit Committee of the Board of Directors approved management's recommendation and formally elected to engage PWC as the independent accountants for Centura, and (4) the statement that PWC will become Centura's independent accountants upon the completion of the 1999 audit and issuance of the related financial statements.

Very truly yours,

/s/ KPMG